Pieris Pharmaceuticals and Seattle Genetics Announce Multi-Program Immuno-Oncology Collaboration -Companies to Evaluate Novel Bispecific Immuno-Oncology Agents that Combine Pieris’ Anticalin Technology with Select Seattle Genetics Cancer-Targeted Antibodies- Boston, MA and Bothell, WA (Marketwired)—02/09/2018 – Pieris Pharmaceuticals, Inc. (NASDAQ: PIRS), a clinical-stage biotechnology company advancing novel biotherapeutics through its proprietary Anticalin® technology platform for cancer, respiratory and other diseases, and Seattle Genetics, Inc. (NASDAQ: SGEN), a global biotechnology company developing innovative, targeted therapies for cancer, today announced they have entered into a collaboration and license agreement with the goal of developing multiple targeted bispecific immuno-oncology treatments for solid tumors and blood cancers. The collaboration leverages the expertise and core technologies of both companies to develop novel Antibody-Anticalin fusion proteins. Pieris’ proprietary suite of agonistic costimulatory Anticalin proteins, when fused to a tumor-targeting antibody, can activate the immune system preferentially in the tumor microenvironment. Seattle Genetics, through its industry-leading work in the field of antibody-drug conjugates (ADCs), has a substantial portfolio of cancer targets and tumor-specific monoclonal antibodies from which programs will be selected for the collaboration. The bispecific drug candidates in this alliance will be designed to enable the patient’s immune cells to specifically attack tumors. “As the industry leader in ADCs, we bring deep expertise in targeted cancer therapy development to this collaboration with Pieris,” said Dennis Benjamin, Ph.D., Senior Vice President of Research at Seattle Genetics. “Pieris’ Anticalin technology and Antibody- Anticalin bispecific approach are intended to overcome the limitations of currently available immuno-oncology products. This partnership leverages our cancer targets and tumor- specific antibodies to explore multiple novel bispecific combinations, with the goal of developing targeted therapies that improve outcomes for people with cancer.” Under the terms of the agreement, Seattle Genetics will pay Pieris a $30 million upfront fee, tiered royalties on net sales up to low double-digits, and up to $1.2 billion in total success-based payments across three product candidates. The companies will pursue multiple Antibody-Anticalin fusion proteins during the research phase, and Seattle Genetics has the option to select up to three therapeutic programs for further development. Prior to the initiation of a pivotal trial, Pieris may opt into global co-development and US commercialization of the second program and share in global costs and profits on a 50/50 basis. Seattle Genetics will solely develop, fund and commercialize the other two programs. “Pieris was the first company to bring a tumor-targeted costimulatory bispecific to patients with PRS-343, and we are looking forward to broadening our bispecific pipeline through this alliance. Seattle Genetics is a compelling partner for Pieris with a long-standing commitment to oncology,” said Stephen S. Yoder, President and CEO of Pieris. “The collaboration combines the excellent protein engineering and translational capabilities of both companies, utilizing Seattle Genetics’ tumor-targeted monoclonal antibodies and Pieris’ Anticalin proteins to create novel bispecifics. This is our third significant alliance since January 2017 and is in alignment with our goal to create a respiratory- and oncology- focused commercial company.” About Anticalin® Therapeutics: Anticalin® proteins are derived from lipocalins, small human proteins that naturally bind, store and transport a wide spectrum of molecules. Anticalin® proteins feature the typical four-loop variable region and a rigidly conserved beta-barrel backbone of lipocalins, which, together, form a shapeable cup-like binding pocket. Proprietary to Pieris, Anticalin® proteins are a novel class of protein therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies. Anticalin® is a registered trademark of Pieris. About Pieris Pharmaceuticals: Pieris is a clinical-stage biotechnology company that discovers and develops Anticalin protein- based drugs to target validated disease pathways in a unique and transformative way. Our pipeline includes immuno-oncology multi-specifics tailored for the tumor microenvironment, an inhaled Anticalin® protein to treat uncontrolled asthma and a half-life-optimized Anticalin® protein to treat anemia. Proprietary to Pieris, Anticalin proteins are a novel class of therapeutics validated in the clinic and by partnerships with leading pharmaceutical companies. Anticalin® is a registered trademark of Pieris. For more information, visit www.pieris.com. For more information visit www.pieris.com. About Seattle Genetics: Seattle Genetics is an innovative biotechnology company dedicated to improving the lives of people with cancer through novel antibody-based therapies. The company’s industry- leading antibody-drug conjugate (ADC) technology harnesses the targeting ability of antibodies to deliver cell-killing agents directly to cancer cells. Seattle Genetics commercializes ADCETRIS® (brentuximab vedotin) for the treatment of several types of CD30-expressing lymphomas. The company is also advancing a robust pipeline of novel therapies for solid tumors and blood-related cancers designed to address significant unmet medical needs and improve treatment outcomes for patients. More information can be found at www.seattlegenetics.com and follow @SeattleGenetics on Twitter. Pieris Forward Looking Statements Disclaimer: This press release contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this press release that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, references to novel technologies and methods; our business and product development plans; the timing and progress of our studies, including the timing of enrollment and dosing of PRS-343 patients and PRS-060 healthy subjects, the enrollment of patients in the PRS-080 multi-dose trial; our liquidity and ability to fund our future operations; our ability to achieve certain milestones and receive future milestone or royalty payments; or market information. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, our ability to raise the additional funding we will need to continue to pursue our business and product development plans; the inherent uncertainties associated with developing new products or technologies and operating as a development stage company; our ability to develop, complete clinical trials for, obtain approvals for and commercialize any of our product candidates, including our ability to recruit and enroll patients in our studies; our ability to address the requests of the FDA; competition in the industry in which we operate and market conditions. These forward-looking statements are made as of the date of this press release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by law. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents we file with the SEC available at www.sec.gov, including without limitation the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the Company's Quarterly Reports on Form 10-Q. Seattle Genetics Forward Looking Statements Disclaimer: Certain of the statements made in this press release are forward looking, such as those, among others, relating to the research, development, and therapeutic and commercial potential of Anticalin-based products. Actual results or developments may differ materially from those projected or implied in these forward-looking statements. Factors that may cause such a difference include the possibility that the referenced product candidates may not be feasible to develop, may not show utility in treating cancer, may not have the desired activity or may be associated with adverse events that limit their use in which case Seattle Genetics may not realize the anticipated benefits from the collaboration. More information about the risks and uncertainties faced by Seattle Genetics is contained under the caption “Risk Factors” included in Exhibit 99.1 to the company’s Current Report on Form 8-K filed with the Securities and Exchange Commission in January 31, 2018. Seattle Genetics

disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Contacts at Pieris: Company Contact: Investor Relations Contact: Pieris Pharmaceuticals, Inc. The Trout Group Allan Reine Thomas Hoffmann SVP and Chief Financial Officer +1-646-378-2931 +1-857-444-4276 thoffmann@troutgroup.com reine@pieris.com Media Contact Trophic Communications Gretchen Schweitzer +49 89 238 87730 schweitzer@trophic.eu Contacts at Seattle Genetics: Investor Relations: Media: Peggy Pinkston Tricia Larson VP, Investor Relations Sr Director, Corporate Communications 425-527-4160 425-527-4180 ppinkston@seagen.com tlarson@seagen.com ##END##